Exhibit 10.6

Summary of Stock Options Grants made to Directors in January 2005.

1. Stock Option Grants

The following stock option grants were made from their respective stock plans referenced below using the Company’s standard form of US stock option agreement, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on May 12, 2004.

Participant	Grant Date	Options	Stock Plan	Vesting Schedule
Covert, Harold L.	1/13/05	30,000	1999 Directors’ Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05

Denman, Kenneth	1/13/05	30,000	1999 Directors’ Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05

Hedfors, Bo Christer	1/13/05	30,000	1999 Directors’ Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05

Jabbar, Masood	1/13/05	30,000	1999 Directors’ Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05

Kennedy, Kevin	1/13/05	12,000	1996 Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05

Puckett, Bernard	1/13/05	30,000	1999 Directors’ Stock Option Plan	Monthly vesting over 48 months commencing on 1/13/05